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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 20, 1996


                         KELLEY OIL & GAS PARTNERS, LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                      1-9042                 76-0135263
(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)




            601 JEFFERSON ST.
               SUITE 1100
             HOUSTON, TEXAS                              77002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       Registrant's telephone number, including area code: (713) 652-5200




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ITEM 1. CHANGE IN CONTROL OF THE PARTNERSHIP

        Kelley Oil & Gas Partners, Ltd. (the "Partnership") is owned 99.98% by Kelley Oil & Gas Corporation ("KOGC"), the parent company of the Partnership's managing general partner, Kelley Oil Corporation ("Kelley
Oil").   On February 15, 1996, KOGC issued 48 million shares of its common stock to Contour Production Company L.L.C. ("Contour") upon the closing of a Stock Purchase Agreement between KOGC and Contour (the "Purchase Agreement"). The newly issued shares represent 49.8% of KOGC's voting power. In accordance with the Purchase Agreement, KOGC also issued Contour an option to purchase up to 27 million additional common shares of KOGC upon satisfaction of certain conditions, including the absence of any KOGC or Partnership debt repurchase or redemption obligations as a result of the purchase. In connection with the closing under the Purchase Agreement, KOGC entered into employment agreements with John F. Bookout, President of Contour, and other new executives named by him, reduced the size of its board of directors (the "Board") to seven members and reconstituted the Board with three continuing directors and four designees of Contour identified in an Information Statement previously mailed to stockholders of KOGC.

ITEM 4. CHANGES IN THE PARTNERSHIP'S CERTIFYING ACCOUNTANT

         In connection with the closing under the Purchase Agreement, the Partnership dismissed Ernst & Young LLP ("E&Y") and engaged Deloitte & Touche LLP ("D&T") as its principal accountant to audit its financial statements. The change in accountants was approved by the audit committee of Kelley Oil's board of directors, contingent upon the closing under the Purchase Agreement, and was effective as of February 15, 1996. Neither of E&Y's reports on the Partnership's financial statements for the years ended December 31, 1994 and 1993 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the last two years prior to the change in accountants, (i) the Partnership had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure,
(ii) E&Y did not advise the Partnership of any "reportable event" as defined in Regulation S-K under the Securities Exchange Act of 1934 and (iii) the Partnership did not consult with D&T on any accounting, auditing, financial reporting or any other matters.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  None

        (b)  None

        (c)  EXHIBITS.

        EXHIBIT
        NUMBER           EXHIBIT
        -------          -------
         16.1 Letter dated February 20, 1996 from Ernst & Young LLP regarding change in certifying accountant.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             KELLEY OIL & GAS PARTNERS, LTD.


                                             By:  KELLEY OIL CORPORATION,
                                                  Managing General Partner


Date: February 20, 1996                      By:   /s/  AMELIA L. JOHNSON
                                                -----------------------------
                                                      Amelia L. Johnson,
                                                          Controller
                                                  (Duly Authorized Officer)
                                                (Principal Accounting Officer)











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